Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Xiaoli (Jacqueline) Liu, VP of Finance and Controller of Evelo Biosciences, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Report”) fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2021	By:	/s/ Xiaoli (Jacqueline) Liu
Xiaoli (Jacqueline) Liu
VP of Finance and Controller
(Principal Accounting Officer)